UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 16, 2026
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Mastercard Incorporated
(Exact name of registrant as specified in its charter)
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Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A common stock	MA	New York Stock Exchange
2.1% Notes due 2027	MA27	New York Stock Exchange
1.0% Notes due 2029	MA29A	New York Stock Exchange
2.5% Notes due 2030	MA30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 16, 2026, Mastercard Incorporated ("Mastercard") held its annual meeting of stockholders (the "Annual Meeting"). Holders of Class A common stock at the close of business on April 21, 2026 were entitled to vote at the Annual Meeting. A total of 785,352,547 shares of Class A common stock, constituting a quorum, were present or represented by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following individuals to serve on the Board of Directors of Mastercard as directors for a one-year term expiring on the date of Mastercard’s 2027 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Merit E. Janow	695,415,065	44,318,497	1,169,976	44,449,009
Candido Bracher	737,012,116	3,374,634	516,788	44,449,009
Richard K. Davis	716,683,376	23,716,649	503,513	44,449,009
Julius Genachowski	660,087,381	79,711,538	1,104,619	44,449,009
Choon Phong Goh	692,891,922	47,493,724	517,892	44,449,009
Oki Matsumoto	702,316,747	38,064,923	521,868	44,449,009
Michael Miebach	735,911,895	4,344,270	647,373	44,449,009
Youngme Moon	738,673,930	1,714,463	515,145	44,449,009
Gabrielle Sulzberger	730,415,514	9,601,529	886,495	44,449,009
Harit Talwar	735,808,207	4,575,870	519,461	44,449,009
Lance Uggla	723,551,911	16,821,430	530,197	44,449,009
2. The holders of Class A common stock approved, on an advisory basis, Mastercard's executive compensation:

For	Against	Abstain	Broker Non-Votes
701,046,392	38,008,152	1,848,994	44,449,009
3. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as Mastercard’s independent registered public accounting firm for 2026:

For	Against	Abstain
726,095,824	58,529,894	726,829
4. The holders of Class A common stock did not approve the stockholder proposal regarding shareholder right to act by written consent:

For	Against	Abstain	Broker Non-Votes
219,787,693	509,604,992	11,510,853	44,449,009
5. The holders of Class A common stock did not approve the stockholder proposal to adopt cumulative voting for the election of directors:

For	Against	Abstain	Broker Non-Votes
22,939,249	715,414,648	2,549,641	44,449,009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 17, 2026	By:	/s/ Gina Accordino
Gina Accordino
Corporate Secretary

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